Exhibit 10.55

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PC OPTICAL STORAGE TECHNOLOGY PATENT LICENSE AGREEMENT

This PC Optical Storage Technology Patent License Agreement (“Agreement”), executed as of January 25, 2006 (the “Execution Date”), is made and entered into by and between, on the one hand, Zoran Corporation, a Delaware corporation with its principal place of business at 1390 Kifer Road, Sunnyvale, CA, 94086, USA and its wholly owned subsidiary, Oak Technology, Inc. (collectively, “Zoran”), and, on the other hand, MediaTek, Inc., a Taiwanese corporation with its with its principal place of business at No. 1-2, Innovation Road 1, Science-Based Industrial Park, Hsin-Chu City, Taiwan 300, R.O.C. (“MediaTek”). This Agreement shall be effective as of January 25, 2006 (the “Effective Date”).

RECITALS

A.            Zoran owns and controls, and has the right to license, the Zoran Licensed Patents (as defined below); and

B.            MediaTek desires to obtain a license under the Zoran Licensed Patents during the term of this Agreement, all as is more particularly described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and of other good and valuable consideration, the parties agree as follows:

1.             DEFINITIONS

a.             “Subsidiary” means, with respect to a given entity, any corporation or other entity which directly or indirectly is controlled by the given entity for so long as such control exists. Control means the direct or indirect ownership by the given entity of more than fifty percent (50%) of the Voting Power or the power to direct or cause the direction of the day-to-day management, operations, business and policies of the controlled entity, whether through the ownership of voting securities, by contract or otherwise.

b.             “After-Acquired Subsidiary” means any entity that becomes a Subsidiary of a party during the term of this Agreement.

c.             “Assert” means to bring an action of any nature before any legal, judicial, arbitration, administrative, executive or other type of body or tribunal that has or claims to have authority to adjudicate such action in whole or in part. Examples of such body or tribunal include, without limitation, United States State and Federal Courts, the United States International Trade Commission and any foreign counterparts of any of the foregoing.

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d.             “Change of Control” means a transaction or series of related transactions in which either (i) a party consolidates or merges with or into a third party, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets directly or indirectly to a third party, or any third party consolidates with, or merges with or into, a party, in each case unless the direct and indirect holders of the outstanding voting stock or of other voting rights (referred to for convenience as the “voting power”) entitled to elect directors or other managing authority for such entity immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty (50%) of the voting power of the surviving or transferee third party immediately after the transaction or series of related transactions; or (ii) a third party or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) is or becomes, or has the right to become, the beneficial owner, directly or indirectly, of more than 50% of the total voting power of a party.

e.             “Economic Interest” means rights of a party to receive, directly or indirectly, a share of the profits of a Subsidiary associated with securities or other equity or ownership interest in such Subsidiary (including, for example, rights to receive dividends and other profit distributions), whether or not actually distributed.

f.              “Former Subsidiary” means any entity that ceases to be a Subsidiary of a party during the term of this Agreement.

g.             [****].

h.             “Licensed Product” means any product that is a PC Optical Storage Device, the manufacturing, using, selling, offering to sell, leasing, or importing of which in any country would, in the absence of the license granted by this Agreement, directly or indirectly infringe one or more claims of the Zoran Licensed Patents.

i.              “Patents” mean (i) any patent (including any utility patent, design patent, patent of importation, patent of addition, certificate of addition, certificate or model of utility) granted by the United States or any other country, (ii) any reissue, continuation, parent, division, extension, renewal, or continuation-in-part of any of the foregoing, (iii) any counterpart anywhere in the world of any of the foregoing, (iv) any patent application in the United States or any other country, and (v) any patent application that is a continuation, continuing application, continuation-in-part or division of any such application.

j.              “PC Optical Storage Business” means [****].

k.             “PC Optical Storage Device” means any data storage device [****].

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l.              “Zoran Licensed Patents” mean (i) the patents and patent applications listed in Exhibit B; (ii) any existing or future U.S. or foreign patent or patent application from which any of the foregoing claim priority; and (iii) any counterpart, continuation, continuation-in-part, division, reissue or re-examination of any of the foregoing, whether now existing or filed after the Execution Date.

m.            “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of an entity (whether through direct or indirect beneficial ownership of shares or securities of such entity or otherwise).

n.             “Sold” means any direct or indirect disposition, by sale, lease, use or otherwise, of a Licensed Product, whether or not for consideration.

2.             LICENSES

a.             Zoran’s License to MediaTek.

(i)            Subject to the limitations on the scope of license grant described in Section 2(d) below, Zoran, on behalf of itself and its Subsidiaries, hereby grants to MediaTek and its Licensed Subsidiaries, for the term of this Agreement only, a non-exclusive, non-transferable and non-assignable (except as set forth in Section 7) license, without the right to sublicense, under the Zoran Licensed Patents only, to make, have made (subject to Section 2(d) below), use, import, lease, offer to sell, sell (directly or indirectly) and otherwise transfer Licensed Products and to practice any method or process in the PC Optical Storage Business.

(ii)           No implied licenses are granted hereunder. Nothing contained in this Agreement shall expressly or by implication or by estoppel or otherwise give MediaTek any right to license Zoran Licensed Patents to any third party.

b.             [Intentionally Omitted]

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c.             Customers. The sale or lease of a Licensed Product by MediaTek or its Licensed Subsidiary to a direct or indirect customer under the license granted in Section 2(a) conveys the right for such customer to use, sell (directly or indirectly), offer to sell and import such Licensed Products as sold by MediaTek or its Licensed Subsidiary (including as part of a larger combination through the incorporation of the Licensed Products into other products to the extent necessary for the use of such Licensed Products as part of PC Optical Storage Devices).

d.             Limitations on Scope of License Grant.

(i)            [****].

(ii)           [****].

3.             PAYMENTS BY MEDIATEK

a.             License Fee. As a license fee under this Agreement, MediaTek shall pay to Zoran the sum of fifty five million United States dollars (US $55,000,000) (the “License Fee”) on or before February 7, 2006, as further provided for in this Section 3. The parties agree that the payment of the License Fee to Zoran is (i) not refundable, and (ii) unrelated to the volume of sales by MediaTek, and (iii) not subject to any deductions, offsets or withholdings, other than withholdings for purposes of Taiwan tax law for purposes of Section 3(d) below.

b.             Royalties. In consideration for the license granted hereunder, for the first thirty (30) months after the Effective Date, MediaTek shall pay to Zoran a monthly royalty of one million United States dollars (US $1,000,000) for each month during which at least [****] units of Licensed Products are Sold, whether by MediaTek or any of its Subsidiaries (“Royalty”). [****]. In no event shall the total royalties payable under this Section 3(b) exceed a total of thirty million United States dollars (US $30,000,000). No royalties shall accrue after such thirty (30) month period. Such royalties will be due and payable within thirty (30) days after the end of the calendar quarter in which such royalties accrue. MediaTek shall not be required to provide any reports regarding the volume of Licensed Products sold by MediaTek.

c.             Payment. The payment of the License Fee and Royalties shall be made to Zoran Corporation in United States currency by wire transfer to the following account:

Bank Address:                                                                 [****].

ABA Number:                                                                    [****]

Account Name:                                                             [****]

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Account Number:                [****]

Beneficiary:                           [****]

d.             Withholding Taxes.

(i)            Because of the possibility that Taiwan tax authorities may require withholding with respect to the payments under this Agreement, MediaTek shall withhold amounts from the payments made to Zoran pursuant to this Agreement at the applicable withholding tax rate and pay such amounts to the appropriate Taiwan tax authorities (the “Pre-Gross-Up Tax Withholding”). The parties shall cooperate with each other and use all reasonable efforts to reduce or eliminate such withholding tax liability as further described below.

(ii)           MediaTek will prepare and promptly file an application on Zoran’s behalf with the Taiwan tax authorities for exemption from Taiwan’s withholding taxes with respect to such payments. The parties shall cooperate and work together with respect to such application and use reasonable efforts to obtain such exemption. To the extent that a complete exemption is not available, the parties shall cooperate and work together to reduce such withholding taxes to the maximum extent possible. MediaTek and Zoran each agree to provide all documents reasonably requested by the other party in connection with such application.

(iii)          [****].

(iv)          [****].

(v)           [****].

e.             Late Payment. Any payment under this Article 3 that is not made when due shall bear interest at the lesser of the prime rate plus two percent (2%), as reported by Morgan Guaranty Trust Co. of New York, New York, or the maximum rate permitted by law, from the date that such amounts were payable under this Section 3 until the date upon which such payment is made. In any action to collect past due amounts which have not been paid in accordance with this Section 3, the prevailing party shall be entitled to receive its costs and reasonable attorneys’ fees incurred in such action as set forth in Section 9 below.

f.              Other. The above payments will remain due from MediaTek to Zoran even if the Licensed Patents are held invalid or unenforceable in a suit or other proceeding with a third party. The parties acknowledge that the payments under this Section 3 are not evidence of what a reasonable royalty would be as determined in a suit for infringement of any of the patents covered by this Agreement and are specifically

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based upon various other considerations taken into account in the negotiation of this Agreement.

4.             TERM

The term of this Agreement shall commence on the Effective Date and continue until the expiration of the last to expire of the Zoran Licensed Patents. The licenses granted in this Agreement are irrevocable and non-terminable (except to the extent such licenses are subject to limitations upon a Change of Control as set forth in Section 7 below).

5.             CONFIDENTIALITY OF TERMS

a.             Neither the parties nor their Subsidiaries shall use or refer to this Agreement or any of its provisions in any promotional activity, except that the parties shall be each allowed to issue a press release announcing the existence of this Agreement. Prior to a party’s issuance of such a press release, that party shall obtain the consent of the other as to the form and content of the press release, said consent not being unreasonably withheld.

b.             The specific terms of this Agreement shall be confidential. No party shall disclose the specific terms of this Agreement except:

(i)            to its Subsidiaries in confidence;

(ii)           in the case of MediaTek, as permitted by the prior written consent of Zoran, granted in its sole discretion;

(iii)          in the case of Zoran, as permitted by the prior written consent of MediaTek, granted in its sole discretion;

(iv)          as may be required by law or legal process (including legal requirements and regulations of the U.S. Securities and Exchange Commission and the rules of the Nasdaq Stock Market), as determined by such party based on advice and counsel from such party’s outside securities counsel that such disclosure is advisable under such law or legal process, provided however, that in the event either party determines it is necessary to publicly file a copy of this Agreement, the disclosing party agrees to notify the other party prior to such filing and, upon the request of the other party, to use commercially reasonable efforts to obtain confidential treatment for information deemed sensitive, to the extent such confidential treatment is available under applicable laws and regulations;

(v)           to the International Trade Commission (“ITC”) (to the extent permissible by ITC rules, all such information shall be submitted in confidence);

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(vi)          to state information that has already been properly publicly disclosed pursuant to Section 5(b)(iv) or in an approved press release under Section 5(a), to the extent reasonably necessary in response to an inquiry from industry analysts or other third parties, provided that neither party will issue any further press release (beyond the approved press release under Section 5(a)) or other advertising or publicity regarding such information or this Agreement, except as the other party shall agree;

(vii)         in confidence, to a party’s or its Subsidiaries’ accountants, legal counsel and other financial and legal advisors in their capacity of advising the party in such matters;

(viii)        in response to a valid subpoena or as otherwise may be required by law (in confidence to the extent allowed); provided, however, that if a party or Subsidiary is required to do so by a subpoena (or other legal process) or court order seeking disclosure of the terms set forth in this Agreement, such party or Subsidiary shall, before responding thereto, provide the other parties with prior written notice of such subpoena, legal process, order or legal requirement in sufficient time (if reasonably feasible) to permit the other parties the opportunity to object (or, if the timing of such litigation makes advance notice impracticable, such notice is provided within ten (10) days after such disclosure), to seek a court-entered protective order or comparable court-ordered restriction, and shall reasonably cooperate with the other parties in their efforts to obtain such protective order and provided further that, the disclosing party shall seek to have the disclosure of such terms and conditions restricted, as authorized or permitted by the court, in the same manner as is the confidential information of other litigating persons; and any party and any of its Subsidiaries is permitted to file this Agreement under seal with and disclose under seal this Agreement, in whole or in part, and information relating to this Agreement to a court, tribunal or government agency of competent jurisdiction in an action or proceeding brought by or against a party or a Subsidiary when reasonably necessary for such action or proceeding, subject to written notice to the other party and an opportunity to obtain a protective order or other restriction as described in this subparagraph;

(ix)           to a third party in connection with a potential Change of Control or other permitted assignment of this Agreement by, of or with the party, provided that such disclosure shall be (A) on a strictly limited, need-to-know basis, (B) when the party believes that such transaction is reasonably likely to take place, and (C) on terms applicable to other highly confidential information disclosed by such party in connection with such transaction provided such terms prohibit disclosure, prohibit use for any purpose other than as

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required for due diligence in connection with the potential transaction and provide for reasonable care; and

(x)            [****].

6.             CERTAIN REPRESENTATIONS, WARRANTIES AND DISCLAIMERS

a.             Zoran represents and warrants to MediaTek that it has the right to enter into this Agreement and grant the rights and licenses granted herein, including, without limitation, to license the Zoran Licensed Patents, and to bind its Subsidiaries under this Agreement.

b.             MediaTek represents and warrants to Zoran that it has the right to enter into this Agreement.

c.             MediaTek represents to Zoran that each entity listed on Exhibit A hereto currently meets the definition of “Subsidiary” herein.

d.             Nothing contained in this Agreement is or shall be construed as: (i) a warranty or representation by Zoran as to the validity, enforceability or scope of any of the Zoran Licensed Patents; or (ii) a warranty or representation by Zoran that any manufacture, sale, lease, use or other disposition of Licensed Products will be free from infringement of any patent rights or other intellectual property rights of any third party; or (iii) an obligation by either of the parties to furnish any technical or other information or know-how.

e.             Except as expressly provided herein, neither party makes any representations or warranties, express or implied, regarding any matter, including without limitations the implied warranties of merchantability, suitability, and/or fitness for a particular use or purpose.

f.              Each party represents and warrants, on behalf of itself and its Subsidiaries, that within the twelve (12) months prior to the Effective Date neither it, nor any of its Subsidiaries, has assigned, transferred or sold to a third party any Patents that, had they not been so assigned, transferred or sold, would have been included within the definition of Zoran Licensed Patents.

g.             Each party represents and warrants, on behalf of itself and its Subsidiaries, that neither it nor any of its Subsidiaries has the right or power to direct any third party to Assert against the other party any cause of action based upon the other party’s purported infringement of any Patent owned or enforceable by such third party.

h.             No party assumes any liability with respect to any infringement of any patent or to any other rights of third parties due to any reason, including, without limitation,

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another party’s conduct under the licenses granted hereunder or for any responsibility for the enforcement of its patents against third parties.

7.             ASSIGNMENT

a.             Except as otherwise expressly provided in this Section 7, neither party may assign, transfer or otherwise dispose of this Agreement or any of its rights and obligations under this Agreement (referred to as an “assignment”) to any entity without prior written notice to, and obtaining the prior written consent of, the other party; provided, however, that a party may assign this Agreement without such consent in the event of (x) a Change of Control involving that party or (y) as part of the transfer of all or substantially all of the business or assets of a party (whether by sale, merger, operation of law or otherwise) in a transaction that is not a Change of Control, solely because the direct and indirect holders of Voting Power of the party immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty percent (50%) of the Voting Power of the successor-in-interest immediately after the transaction or series of related transactions. Any assignment or attempted assignment or other transfer not in compliance with the terms and conditions of this Agreement will be null and void. If a party consents to an assignment of this Agreement, (i) the successor-in-interest must agree in writing to be bound by the terms and conditions of this Agreement; and (ii) the assigning party (to the extent it does not become part of the successor-in-interest as a result of the respective transaction) shall not retain any rights or licenses under this Agreement.

b.             Upon a Change of Control of a party, the following terms shall apply:

(i)            If MediaTek is subject to a Change of Control, the Licensed Products of MediaTek (“Acquired Party”) will be limited to those Licensed Products that [****]. If MediaTek is subject to a Change of Control, the licenses granted in Section 2(a) shall continue with respect to such Existing Products and Follow On Products after the effective date of the Change of Control. [****].

(ii)           Nothing contained in this Section 7 shall limit the Licensed Products of MediaTek if Zoran is the party subject to the Change of Control.

(iii)          From and after the effective date on which an After-Acquired Subsidiary becomes a Subsidiary of MediaTek and meets the requirements for being a Licensed Subsidiary, such After-Acquired Subsidiary shall be granted the licenses set forth in Section 2. The Patents of an After-Acquired Subsidiary will be included in the license granted to MediaTek to the extent set forth in the definition of Zoran Licensed Patents, as applicable, as of the date the After-Acquired Subsidiary becomes a Subsidiary. The licenses described

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in Section 2 shall not have any retroactive effect for those units of products that were sold by the Subsidiary prior to the date on which it becomes a Licensed Subsidiary.

(iv)          On the date that a Licensed Subsidiary of MediaTek ceases to be a Licensed Subsidiary (“Former Licensed Subsidiary”) or a Subsidiary becomes a Former Subsidiary of MediaTek:

(A)          The licenses granted to the Former Licensed Subsidiary of MediaTek under this Agreement shall terminate on the date the Former Licensed Subsidiary ceases to be a Licensed Subsidiary. Notwithstanding the foregoing, such termination shall not have any retroactive effect and the licenses granted to the Former Licensed Subsidiary under this Agreement for those units of Licensed Products previously sold or that have already been made and are in inventory which the Former Licensed Subsidiary demonstrates were made by or for the Former Licensed Subsidiary prior to the date on which it ceased to be a Licensed Subsidiary shall not be affected.

(B)           The licenses and covenants granted hereunder to MediaTek and its Licensed Subsidiaries with respect to Patents of the Former Subsidiary shall continue as set forth in this Agreement.

(C)           Notwithstanding the foregoing provisions (A) and (B) of this Section 7(b)(vi), if a Licensed Subsidiary of MediaTek is merged or subsumed into MediaTek or another Licensed Subsidiary of MediaTek such that the resulting entity remains MediaTek or a Licensed Subsidiary under this Agreement, the licenses granted to the Former Subsidiary under this Agreement shall remain in effect and shall continue to apply to MediaTek or Licensed Subsidiary, as applicable.

(D)          Zoran reserves the right to and may enter into negotiations with the Former Licensed Subsidiary regarding cross-license or covenants to not sue agreements, and MediaTek agrees not to improperly interfere with such negotiations.

c.             Divestiture of Material Business Unit.

(i)            [****].

(ii)           [****].

(iii)          [****].

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d.             Each party shall promptly provide the other party with written notice upon the occurrence of a permitted assignment, Change of Control or addition of a Licensed Subsidiary after the Effective Date.

8.             MISCELLANEOUS PROVISIONS

a.             Nothing contained in this Agreement shall be construed as imposing any obligation to institute any suit or action for infringement of any patents, or to defend any suit or action brought by a third party which challenges or concerns the validity or enforceability of any patents licensed under this Agreement.

b.             This Agreement will not be binding until it has been signed below by both parties.

c.             Nothing contained in this Agreement shall be construed as an obligation to file any patent application or to secure any patent or to maintain any patent in force.

d.             No express or implied waiver of any breach of any term, condition or obligation of this Agreement shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

e.             Any failure to perform any obligation hereunder, except for the obligation to make payments hereunder, shall be excused to the extent such failure is caused by any controlling law, order, or regulation, or by any acts of war, acts of public enemies, fires, floods, acts of God, acts of terrorism, or any other contingency beyond the control of the parties, but only so long as said law, order, regulation or contingency continues.

f.              Nothing contained in this Agreement shall be construed as conferring to either party hereof any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark or other designation of the other party and its Subsidiaries (including any contraction, abbreviation or simulation of any of the foregoing).

g.             This Agreement shall be construed in accordance with and governed by the laws of the State of California, United States, as applied to agreements entered into and fully performed therein by residents thereof, excluding conflict of laws principles thereof. In the event of a breach of this Agreement, the exclusive venue for any and all litigation brought to enforce the Agreement shall be the United States District Court, Northern District of California.

h.             If any term, clause, or provision of this Agreement shall be held to be invalid, the validity of any other term, clause or provision shall not be affected; and such invalid term, clause or provision shall be replaced by a valid term that reflects the

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economic effect of the invalid term, clause or provision, or if such is not possible, shall be deemed deleted from this Agreement.

i.              This Agreement is the result of negotiations between Zoran and MediaTek, both of which have been represented by counsel during such negotiations; accordingly, this Agreement shall not be construed for or against either party.

j.              This Agreement (including all Exhibits hereto, which are all incorporated by this reference) sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior or contemporaneous agreements, understandings, discussions and other communications, if any, between the parties with respect to the subject matter hereof.

k.             No modification or amendment to this Agreement will be effective unless it is in writing and executed by authorized representatives of the parties, nor will any waiver of any rights be effective unless assented to in writing by the party to be charged.

l.              Each party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

m.            This Agreement and any counterpart original thereof may be executed and transmitted by facsimile or by emailed portable document format (“.pdf”) document. The facsimile and/or .pdf signature shall be valid and acceptable for all purposes as if it were an original. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

9.             ATTORNEYS’ FEES

Each party shall bear its own attorney’s fees and related expenses incurred by or on behalf of said party in connection with the negotiation of this Agreement. In the event of any litigation in connection with this Agreement, the prevailing party will be entitled to receive its costs, expert witness fees and reasonable attorneys’ fees, including costs and fees on appeal.

[signature page follows]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer as of the Execution Date.

Zoran Corporation		MediaTek, Inc.

By:	/s/ Levy Gerzberg	By:	/s/ C.J. Hsieh

Name:	Levy Gerzberg	Name:	C.J. Hsieh

Title:	President & CEO	Title:	President

Date:	1/25/06	Date:	1/25/06

Oak Technology, Inc.

By:	/s/ Levy Gerzberg

Name:	Levy Gerzberg

Title:	President & CEO

Date:	1/25/06

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EXHIBIT A

MEDIATEK LICENSED SUBSIDIARIES

[****]

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EXHIBIT B

LICENSED PATENTS

[****]